UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

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☐  Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☒  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

ACM Research, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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42307 Osgood Road, Suite I Fremont, California 94539	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2018
DATE:	JUNE 14, 2018
TIME:	10:00 a.m. EDST
LOCATION:
Meeting live via the Internet-please visit: investorcalendar.com/event/28590.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.iproxydirect.com/ACMR and be sure to have both your Control ID and Request ID (located in the box above).

Please Choose One of the Following Voting Methods
PHONE	INTERNET:		MAIL
You can vote by phone by calling 1.866.752.8683 up until 11:59 p.m. EDST the day before the meeting date. Have both your Control ID and Request ID (located in the box above) available and follow the instructions.
	Before the Meeting : Go to www.iproxydirect.com/ACMR or scan the QR located on the right. Have both your Control ID and Request ID (located in the box above) available and follow the instructions.	During the Meeting : Go to investorcalendar.com/event/28590. Have both your Control ID and Request ID (located in the box above) available and follow the instructions.	You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.iproxydirect.com/ACMR, scan the QR code above, or easily request a paper copy (see below).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

How to Access Proxy Materials
Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online: Have both your Control ID and Request ID (located in the box above) and visit: www.iproxydirect.com/ACMR or scan the QR code above.

How to Request and Receive a PAPER or EMAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

(1) BY INTERNET:                       iproxydirect.com/ACMR
(2) BY TELEPHONE:                   +1.866.752.8683
(3) BY EMAIL*:                            investor.relations@acmrcsh.com

*  If requesting materials by email, please send a blank e-mail with both your Control ID and Request ID (located in the box above) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 7, 2018 to facilitate timely delivery.

The Board of Directors recommends you vote “FOR” Proposals 1, 2 and 4 and “3 YEARS” on Proposal 3.

1.       Election of Directors
Nominees:
1(a)        David H. Wang
1(b)        Haiping Dun
1(c)        Chenming C. Hu
1(d)        Tracy Liu
1(e)        Zhengfan Yang
1(f)        Yinan Xiang

2.       Advisory Vote on 2017 Executive Compensation
3.       Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation
4.       Ratification of the appointment of BDO China Shu Lan Pan Certified Public Accountants LLP as the independent registered public accounting firm for the year ending December 31, 2018

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

ACM Research, Inc.
SHAREHOLDER SERVICES
500 Perimeter Park Drive Suite D
Morrisville NC 27560

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT